UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43194	39-2631241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Ste 1010, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(917) 558-3563
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AIB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Unless the context otherwise requires, “we,” “us,” “our,” “PubCo,” “BlockchAIn” and the “Company” refer to BlockchAIn Digital Infrastructure, Inc., a Delaware corporation and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “Signing Day Sports” refer to Signing Day Sports, Inc., a Delaware corporation, prior to the Closing and a wholly-owned subsidiary of BlockchAIn following Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus filed by the Company on February 17, 2026, and such definitions are incorporated herein by reference.

Closing of Business Combination

On March 16, 2026 (the “Closing Date”), the business combination by and among BlockchAIn, Signing Day Sports, One Blockchain LLC, a Delaware limited liability company (“One Blockchain”), BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of Holdings (“Merger Sub I”), and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub II”) closed. Pursuant to the Business Combination Agreement dated May 27, 2025, as amended, Merger Sub I merged with and into Signing Day Sports, with Signing Day Sports surviving as a wholly-owned subsidiary of the Company (the “Signing Day Sports Merger”) and Merger Sub II merged with and into One Blockchain, with One Blockchain surviving as a wholly-owned subsidiary of the Company (the “One Blockchain Merger”). The Signing Day Sports Merger and the One Blockchain Merger are referred to collectively herein as, the “Business Combination”.

Completion of the Mergers

As previously reported on the Current Report on Form 8-K filed by Signing Day Sports with the SEC on March 13, 2026, Signing Day Sports held a special meeting of stockholders on March 13, 2026 (the “Special Meeting”), at which Signing Day Sports stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the proxy statement/prospectus.

On the Closing Date, (i) Signing Day Sports effected the Signing Day Sports Merger by filing a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), and (ii) One Blockchain effected the One Blockchain Merger by filing a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware Limited Liability Company Act (the “DLLC Act”), with each of the mergers being consummated and effective simultaneously as of March 16, 2026. The certificates of merger are filed herewith as Exhibits 2.4 and 2.5.

In connection with the Business Combination, the Company filed an amended and restated certificate of incorporation (the “A&R Certificate of Incorporation of Blockchain”). The A&R Certificate of Incorporation of Blockchain is filed herewith as Exhibit 3.1.

On the Closing Date, the Business Combination, among other transactions contemplated by the Business Combination Agreement, was completed (the “Closing”).

Effect of the Business Combination on Existing Signing Day Sports Equity

As a result of the Signing Day Sports Merger, each outstanding share of Signing Day Sports common stock, par value $0.0001 per share (the “Signing Day Sports common stock”), was exchanged for the right to receive 0.09334 of one (1) registered common share, $0.0001 par value per share, of BlockchAIn (“BlockchAIn common shares” or “BlockchAIn common stock”), except that if the exchange would otherwise result in a fractional BlockchAIn common share being issuable to a Signing Day Sports stockholder, the number of BlockchAIn common shares issuable to such stockholder was rounded up to the nearest whole share with respect to that BlockchAIn common share (the “Exchange Ratio”). In addition, each outstanding option to purchase Signing Day Sports common stock or outstanding warrant to purchase Signing Day Sports common stock that had not previously been exercised prior to the Closing was converted into an option or warrant, as applicable, to purchase a number of BlockchAIn common shares equal to the number of shares of Signing Day Sports common stock subject to such option or warrant immediately prior to the Closing multiplied by the Exchange Ratio, with the per share exercise price divided by the Exchange Ratio, and each option immediately became fully vested.

Merger Consideration

As a result of the One Blockchain Merger, the membership interests of One Blockchain (“One Blockchain membership interests”) outstanding prior to the One Blockchain Merger were automatically cancelled, in exchange for the right of the holders thereof to receive the number of BlockchAIn common shares equal to (a) the product of (i) the number of fully-diluted shares of Signing Day Sports common stock outstanding immediately prior to the effective time of the Business Combination, not including certain out-of-the-money derivative securities (“SGN Outstanding Shares”), multiplied by (ii) 1/0.085, and multiplied by (iii) the Exchange Ratio, minus (b) the product of (i) the SGN Outstanding Shares multiplied by (ii) the Exchange Ratio (the “One Blockchain Merger Consideration”).

In connection with the Business Combination, Signing Day Sports Stockholders received 3,198,511 BlockchAIn common shares (subject to further rounding adjustments) and the securityholders of One Blockchain received 33,225,888 BlockchAIn common shares.

Earnout Shares

The Business Combination Agreement provides for the issuance of earnout shares (the “Earnout Shares”) to the members, as of immediately prior to the Closing, of One Blockchain (collectively, the “One Blockchain Securityholders”), consisting of BlockchAIn common shares, if the 2026 EBITDA equals or exceeds $25 million. The Earnout Shares will equal 11.628% of the One Blockchain Merger Consideration. One Blockchain Securityholders may receive up to 3,863,460 additional BlockchAIn common shares, respectively, if the Earnout Shares are issued. If the conditions for the issuance of the Earnout Shares are met, the Earnout Shares will be issued within ten calendar days following the date on which BlockchAIn files its annual report for its 2026 fiscal year with the SEC.

Advisory Shares

BlockchAIn issued to Maxim Group LLC (“Maxim Group”), as the financial advisor to One Blockchain (as the agreed consideration for advisory services provided to One Blockchain) and the designee of Maxim Partners LLC (“Maxim Partners”), at the Closing 1,204,669 BlockchAIn common shares equal to 3.5% of the total transaction enterprise value, in accordance with the obligations of One Blockchain under the Advisory Agreement. At such time the Earnout Shares, if any, are issued, a number of BlockchAIn common shares equal to 3.5% of the Earnout Shares will be issued at such time. Maxim Group may receive up to 140,126 additional BlockchAIn common shares if the Earnout Shares are issued. The number of BlockchAIn common shares issued to Maxim Group at the Closing, and if applicable, in connection with the Earnout Shares, will reduce only the equity ownership otherwise allocable to the holders of One Blockchain membership interests

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Lock-Up/Leakout Agreements

In connection with the consummation of the Business Combination, certain stockholders of Signing Day Sports and certain equity holders of One Blockchain (collectively, the “Lock-Up Parties”) entered into Lock-Up/Leakout Agreements (the “Lock-Up Agreements”) with the Company.

Pursuant to the Lock-Up agreements, subject to certain exceptions, the Lock-Up Parties, owning approximately 70.1% of the BlockchAIn common shares after the Closing, agreed not to sell, transfer, pledge or otherwise dispose BlockchAIn common shares received in connection with the Business Combination for a period of 6 months following the Closing Date. Despite the transfer restrictions, a holder may transfer up to 25% of their restricted securities without restriction if, after the Closing Date, the BlockchAIn common shares on NYSE American trade at or above $9.375 per share (subject to adjustment for stock splits and similar events) for at least 20 out of any 30 consecutive trading days.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Lock-Up Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Executive Consulting Agreements

In connection with the Business Combination, BlockchAIn entered into executive consulting agreements (the “Executive Consulting Agreements”) dated March 12, 2026 with certain former executive officers of Signing Day Sports (the “Consultants”).

Each Executive Consulting Agreement provides for engagement of the following former Signing Day Sports officers as an independent contractor to assist with certain transition and advisory work in connection with the Business Combination Agreement. The term of each Executive Consulting Agreement will begin on the Closing Date.

The Executive Consulting Agreement with Daniel Nelson provides for a term of 36 months and a total fee of $887,000 as compensation for the services. Of this amount, Mr. Nelson was paid $837,000 and $50,000 was reserved to be placed in an interest-bearing escrow account to pay any Outstanding Liabilities (as defined in the Executive Consulting Agreement) of Signing Day Sports, with any remaining portion to be paid back to Mr. Nelson within 90 days, subject to any clawback or repayment obligation as set forth in the Executive Consulting Agreement.

The Executive Consulting Agreement with Craig Smith provides for a term of 36 months and a total fee of $438,000 as compensation for the services. Of this amount, Mr. Smith was paid $413,000 and $25,000 was reserved to be placed in an interest-bearing escrow account to pay any Outstanding Liabilities (as defined in the Executive Consulting Agreement) of Signing Day Sports, with any remaining portion to be paid back to Mr. Smith within 90 days, subject to any clawback or repayment obligation as set forth in the Executive Consulting Agreement.

The Executive Consulting Agreement with Jeffry Hecklinski provides for a term of 30 months and a total fee of $438,000 as compensation for the services. Of this amount, Mr. Hecklinski was paid $413,000 and $25,000 was reserved to be placed in an interest-bearing escrow account to pay any Outstanding Liabilities (as defined in the Executive Consulting Agreement) of Signing Day Sports, with any remaining portion to be paid back to Mr. Hecklinski within 90 days, subject to any clawback or repayment obligation as set forth in the Executive Consulting Agreement.

Each Executive Consulting Agreement may be terminated by BlockchAIn only for Cause, which is defined to mean (a) the consultant’s willful misconduct or gross negligence in the performance of his duties; (b) material breach of any provision of the Executive Consulting Agreement; (c) conviction of, or plea of guilty or no contest to, a felony or crime involving moral turpitude; (d) dishonesty, fraud, or misappropriation of BlockchAIn’s property; or (e) repeated failure to perform the Services after written notice and a reasonable opportunity to cure. Each respective Signing Day Sports executive officer may terminate the respective Executive Consulting Agreement for Good Reasons, which is defined to mean (a) a material reduction in the consultant’s compensatory fees or a material delay in the payment of such fees; (b) a request for the consultant to materially deviate from the services to be rendered by the consultant; (c) a material breach by BlockchAIn of any provision of the respective Executive Consulting Agreement; or (d) any other action or inaction by BlockchAIn that materially and adversely affects the consultant’s ability to perform services under the Executive Consulting Agreement, provided that each consultant gives written notice to the Company of the event constituting Good Reasons and BlockchAIn fails to cure such event within ten days of receiving such notice.

Each Executive Consulting Agreement contains confidentiality requirements, indemnification provisions, representations and warranties, and other customary provisions.

The foregoing description of the Executive Consulting Agreements does not purport to be complete and is qualified in its entirety by the full text of the Executive Consulting Agreements, which are filed herewith as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On March 17, 2026, Signing Day Sports’s common stock ceased trading on the NYSE American, and Common Stock of the Company began trading on NYSE American on March 17, 2026, under the symbol “AIB.”

Item 3.03. Material Modification to Rights of Security Holders.

At the Special Meeting held on March 13, 2026, Signing Day Sports stockholders approved, on a non-binding advisory basis, certain governance provisions relating to material differences between Signing Day Sports’ Second Amended and Restated Certificate of Incorporation, as amended, and the A&R Certificate of Incorporation of BlockchAIn, which include increasing the number of authorized BlockchAIn common shares to 1,000,000,000, providing for 100,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by the BlockchAIn Board, requiring that stockholders only act at meetings of BlockchAIn and not by written consent, providing for the BlockchAIn Board to be classified, providing that the BlockchAIn Board or any director of BlockchAIn may be removed for cause only by at least a majority of the voting power of all of the then outstanding shares of voting stock of BlockchAIn entitled to vote at an election of directors; providing that the Court of Chancery of the State of Delaware will be the exclusive forum for certain actions and claims, and allowing the directors of the Combined Company to approve a reverse stock split of the BlockchAIn common shares based on an amendment to the PubCo Charter.

The terms of the A&R Certificate of Incorporation of Blockchain are described in greater detail in the section titled “Proposal 2 - Governance Proposal” beginning on page 122 of the proxy statement/prospectus and is incorporated herein by reference. The A&R Certificate of Incorporation of Blockchain, which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date, includes the amendments proposed by the Governance Proposal. On the Closing Date, Blockchain also adopted the Bylaws, in the form attached as Annex I to the proxy statement/prospectus.

The description of the PubCo Charter and the general effect of the PubCo Charter and the Bylaws upon the rights of holders of the Company’s capital stock are included in the proxy statement/prospectus under the sections titled (i) “Proposal 2 - Governance Proposal” beginning on page 122 of the proxy statement/prospectus, (ii) “Comparison of Corporate Governance and Stockholder Rights” beginning on page 240 of the proxy statement/prospectus, and (iii) “Description of Securities of BlockchAIn” beginning on page 254 of the proxy statement/prospectus, which are incorporated herein by reference.

Copies of the PubCo Charter and the Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Disclosures regarding the new independent auditor.

Upon the consummation of the Business Combination, the Company appointed Carr, Riggs & Ingram, LLC (“CRI”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2025. CRI served as the independent registered public accounting firm of One Blockchain prior to the Business Combination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Upon the consummation of the Business Combination, Jerry Tang, Daniel Nelson, Hongfei Zhang, Mohammad Hasham and George Chuang were appointed to the Company’s Board of Directors.

Further, upon the consummation of the Business Combination,  Jerry Tang was appointed as Chief Executive Officer and President of the Company, Jolienne Halisky was appointed as Chief Financial Officer, and Eyal Rozen was appointed as Chief Operating Officer.

Jerry Tang. Mr. Tang has been the Chief Executive Officer of One Blockchain since October 2021 and the President of One Blockchain since January 2026. Since November 2021, Mr. Tang has also served as the Chief Executive Officer of TigerDC, an AI data center development company. Since December 2023, Mr. Tang has also been the Executive Chairman of Gentle Scan, a provider of breast cancer detection services. Since January 2024, Mr. Tang has also been the Chief Executive Officer of Atlas Cloud, an AI cloud infrastructure provider. Since March 2021, Mr. Tang also been Founding Partner of VCV Digital, a venture capital company specializing in technology, digital assets, blockchain, and AI. From January 2007 to March 2021, Mr. Tang was a managing director at Natixis, an investment bank. Mr. Tang received a MS in Engineering from Columbia University and a BS in Engineering from Huazhong University of Science & Technology. We believe that Mr. Tang is qualified to serve as a director of BlockchAIn given his deep knowledge of One Blockchain and his extensive executive and board experience with industry leading knowledge in artificial intelligence and digital infrastructure.

Jolienne Halisky, CPA, CMA. Ms. Halisky has been the Chief Financial Officer of One Blockchain since August 2025. Ms. Halisky has more than 25 years of financial leadership experience across manufacturing, technology, energy, real estate, and professional services. She previously served as a Fractional CFO with The Finance Group Global from 2023 to August 2025, a consultancy firm, providing fractional CFO services and leading cross-border M&A, tax, and succession planning initiatives. Her prior roles include Business Advisor & Consultant with Boese & Co LLP from 2021 to 2023, Director of Finance & Corporate Services with CAREERS from 2020 to 2021, and Director of Finance with Parkland County from 2019 to 2020. Ms. Halisky holds the Chartered Professional Accountant designation and received her accreditation in 1997.

Eyal Rozen. Mr. Rozen has been the Chief Operating Officer of One Blockchain since January 2026, where he leads operational and business development activities. Mr. Rozen has 25 years of experience spanning AI, Cloud, and Cybersecurity. Prior to joining One Blockchain, Mr. Rozen served as Chief Revenue Officer at Atlas Cloud, a Company affiliated with VCV Digital, from March 2025 to January 2026, where he drove global sales, marketing, and enterprise growth strategies. Before Atlas Cloud, he was the Chief Revenue Officer and a Managing Director of Nebius Israel from March 2022 to November 2024, overseeing all aspects of the company’s regional operations. From May 2020 to March 2022, Mr. Rozen was Head of Sales at Sygnia, responsible for global sales. Earlier in his career, Mr. Rozen held leadership positions at Morphisec and Verint, managing large teams across sales, marketing, and support, and building a strong track record in scaling high-performing commercial organizations. Mr. Rozen holds a Bachelor’s degree in Sociology from the University of Haifa, Israel.

Hongfei Zhang. Since 2012, Mr. Zhang has been the managing partner of Knightsbridge Investment Group, a private equity and venture capital firm investing in technology, biotech and consumer related business, and the managing partner and co-founder of HEY Capital, an investment company investing in commercial mortgage-backed securities. Mr. Zhang currently serves on the board of several technology companies and is the chairman of YoujiVest Technology. Mr. Zhang is also the Vice Chair of Tsinghua Entrepreneur and Executive Club. From 2002 to 2012, Mr. Zhang served as Managing Director and Chief Risk Officer of Dexia Group, a Franco-Belgian financial institution. From 2001 to 2002, Mr. Zhang worked for Deutsche Bank as Vice President. Before 2001, MR. Zhang was a Director of Nationwide Insurance Enterprise. Prior to his financial industry career, Mr. Zhang was a Professor at Ball State University and University of Texas at Austin. Mr. Zhang was also a research fellow at Argonne National Laboratory. Mr. Zhang is a Chartered Financial Analyst (CFA) and has a PhD in mathematics. We believe Mr. Zhang is qualified to serve as a director of BlockchAIn due to his capital markets experience, financial training, and advance mathematics background.

Mohammad Hasham. Since February 2025, Mr. Hasham has been a Partner, West Region Leader, of CFO Advisory & Capital Markets, CohnReznick LLP. From March 2024 to February 2025, Mr. Hasham was Managing Director at CohnReznick LLP. Since September 2024, Mr. Hasham served as Board Advisor for Acclara AI. From October 2022 to March 2024, Mr. Hasham was Managing Director at Grant Thornton LLP (US). From December 2018 to October 2022, Mr. Hasham was a Director of Technical Accounting at BDO USA LLP. From April 2015 to December 2018, Mr. Hasham was Senior Manager, Technical Accounting at SOAProjects, Inc. Mr. Hasham has CPA, CA and CMA certifications in Canada and a CPA certification in the United States. Mr. Hasham received his Bachelor of Business Administration from Wilfrid Laurier University in Waterloo, Canada. We believe Mr. Hasham is qualified to serve a director of BlockchAIn because of his career auditing both publicly-traded and privately-held companies and capital markets and consulting experience.

George Chuang. Mr. Chuang has been the CEO of Lucy Labs, Inc., a proprietary trading firm focused on cryptocurrency, since 2017. He is recognized as a thought leader within the crypto finance industry, having served as an advisor to several crypto finance start-ups and spoken on multiple industry panels. Prior to founding Lucy Labs, Mr. Chuang held various operational and investment roles in private equity, venture capital, technology hardware, and equity sales and trading businesses in both Asia and the United States. He also previously served as a board member of Kaival Brands Innovations Group, Inc. (NASDAQ: KAVL). Mr. Chuang holds an MBA from the Yale School of Management and a BA in Economics from the University of Chicago. We believe Mr. Chuang is qualified to serve as a director of BlockchAIn because of his extensive leadership experience in cryptocurrency and financial markets, his strong background in investment and operations across multiple sectors and geographies, and his prior board and advisory roles in both public and private companies.

Daniel Nelson. Daniel Nelson has served as a member of the BlockchAIn Board since March 16, 2026. Mr. Nelson was a member of the Signing Day Sports Board from July 2022 to March 2026, was Signing Day Sports’ President from August 2022 to November 2022, was Signing Day Sports’ Chief Executive Officer from November 2022 to March 2026, and was Signing Day Sports’ Chairman from March 2023 to March 2026. Mr. Nelson began working in the financial services industry in 1986. In 1997, Mr. Nelson formed, and has since served as chief executive officer of, Daniel Nelson Financial Services Inc. (“Daniel Nelson Financial Services”), which focuses on the employee benefits market. For more than 30 years, Mr. Nelson has acquired extensive knowledge and experience in the financial services arena. Mr. Nelson also formed Daniel Nelson Financial Services to provide financial guidance for all individuals. We believe that Mr. Nelson is qualified to serve as a director of BlockchAIn due to his experience in finance, particularly with respect to the sports management division of Daniel Nelson Financial Services.

Family Relationships

There are no family relationships among any of our officers or directors.

Independence of Directors

Upon the Closing, the size of the Board of Directors is five directors, three of whom qualify as independent within the meaning of the independent director guidelines of NYSE American and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of Hongfei Zhang, Mohammad Hasham, and George Chuang qualify as independent directors.

Committees of the Board of Directors

Following the Closing, the standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee

The Company’s audit committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. Each member of the audit committee satisfies the independence requirements under the NYSE American’s rules and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of the audit committee is Mr. Mohammad Hasham. The Board of Directors has determined that Mr. Mohammad Hasham qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. Each member of the Company’s audit committee can read and understand fundamental financial statements in accordance with applicable requirements.

The Audit Committee operates pursuant to a written charter for the Audit Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

Compensation Committee

The Company’s compensation committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. The chair of the compensation committee is Hongfei Zhang. The Board of Directors has determined that each member of the compensation committee is independent under the NYSE American’s listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a written charter for the Compensation Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.3 and incorporated herein by reference.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. The chair of the nominating and corporate governance committee is George Chuang. The Board of Directors has determined that each member of the nominating and corporate governance committee is independent under the NYSE American’s listing standards.

The Compensation Committee operates pursuant to a written charter for the Compensation Committee which is available on PubCo’s website, a copy of which is also attached hereto as Exhibit 99.4 and incorporated herein by reference.

(e) Compensatory Arrangements of Certain Officers

BlockchAIn Digital Infrastructure, Inc. Equity Incentive Plan

In connection with the Business Combination, the Company adopted the BlockchAIn Digital Infrastructure, Inc. Equity Incentive Plan (the “2026 Plan”) described in the proxy statement/prospectus in the section entitled “Equity Incentive Plan of Combined Company” on page 128 and incorporated herein by reference. That summary of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2026 Plan, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference. The 2026 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of BlockchAIn or its affiliates. The aggregate number of BlockchAIn common shares reserved and available for grant and issuance under the 2026 Plan is 7,526,299.

Decisions with respect to the compensation of the Company’s directors and executive officers will be made by the compensation committee of the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Report is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on March 16, 2026, the Board approved and adopted a new Code of Ethics applicable to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers). A copy of the Code of Ethics and Business Conduct is attached to this Report as Exhibit 14.1.

Item 7.01 Regulation FD Disclosures.

On March 16, 2026, the Company and Signing Day Sports issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached as Exhibit 99.1 hereto and incorporation herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This Report, including the exhibits to this Report, and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the parties’ ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement and in the Proxy Statement/Prospectus (as defined below) that was publicly filed with the SEC relating to the recently completed business combination with Signing Day Sports, Inc. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning BlockchAIn, or any of their affiliates, or other matters and attributable to BlockchAIn, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) have not been included in this Report and will be filed by amendment not later than 71 calendar days after the date this Report is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Report within 71 calendar days after the date this Report is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1†	Business Combination Agreement, dated May 27, 2025, by and among Signing Day Sports, Inc., One Blockchain LLC, BlockchAIn Digital Infrastructure, Inc., BCDI Merger Sub I Inc., and BCDI Merger Sub II LLC* (incorporated by reference to Annex A-1 to the Registration Statement on Form S-4 (File No. 333-291856) filed on January 30, 2026)
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025, between Signing Day Sports, Inc. and One Blockchain LLC (incorporated by reference to Annex A-2 to the Registration Statement on Form S-4 (File No. 333-291856) filed on January 30, 2026)
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of December 21, 2025, among Signing Day Sports, Inc., One Blockchain LLC, BlockchAIn Digital Infrastructure, Inc., BCDI Merger Sub I Inc., and BCDI Merger Sub II LLC (incorporated by reference to Annex A-3 to the Registration Statement on Form S-4 (File No. 333-291856) filed on January 30, 2026)
2.4	Certificate of Merger of BCDI Merger Sub I Inc. and Signing Day Sports, Inc. filed on March 16, 2026
2.5	Certificate of Merger of One Blockchain LLC and BCDI Merger Sub II LLC filed on March 16, 2026.
3.1	Amended and Restated Certificate of Incorporation of BlockchAIn Digital Infrastructure, Inc.
3.2	Amended and Restated Bylaws
10.1*	Lock-up/Leakout Agreement dated March 16, 2026
10.2*	Executive Consulting Agreement, dated March 12, 2026 between BlockchAIn Digital Infrastructure, Inc. and Daniel Nelson
10.3*	Executive Consulting Agreement, dated March 12, 2026 between BlockchAIn Digital Infrastructure, Inc. and Jeffry Hecklinski
10.4*	Executive Consulting Agreement, dated March 12, 2026 between BlockchAIn Digital Infrastructure, Inc. and Craig Smith
10.5*#	BlockchAIn Digital Infrastructure, Inc.2026 Equity Incentive Plan
14.1*	Code of Ethics
21.1*	List of Subsidiaries
99.1**	Joint Press Release, dated March 16, 2026.
99.2*	Audit Committee Charter
99.3*	Compensation Committee Charter
99.4*	Nominating and Corporate Governance Committee Charter
99.5*#	Compensation Recovery Policy
99.6*	Insider Trading Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.
*	Filed herewith.
**	Furnished herewith.
#	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

/s/ Jerry Tang
	Name:	Jerry Tang
	Title:	Chief Executive Officer and President